FUND PROFILE



                             Small Cap Quantitative

                                 INVESTOR CLASS

                                 August _, 1998


                        [american century logo(reg.sm)]
                                    American
                                Century(reg.tm)

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 This profile summarizes key information about the fund that is included in the fund's prospectus. The fund's prospectus includes additional information about the fund, including a more detailed description of the risks associated with investing in the fund, that you may want to consider before you invest. You may obtain the prospectus and other information about the fund at no cost by calling us, accessing our Web site or visiting one of our Investor Centers.
             See the back cover for our phone numbers and address.

                             AMERICAN CENTURY GROUP


                             SMALL CAP QUANTITATIVE

1. WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

        Small Cap Quantitative seeks capital appreciation by investing in common stocks.

2. WHAT IS THE FUND'S INVESTMENT STRATEGY?

        The fund's investment strategy utilizes quantitative management techniques in a two-step process that draws heavily on computer technology. In the first step, the fund managers rank stocks, primarily smaller companies (measured by the value of their stock), from most attractive to least attractive. This is determined by using a computer model that combines measures of a stock's value, as well as measures of its growth potential. To measure value, the managers use ratios of stock price to book value and stock price to cash flow. To measure growth, the managers use, among others, the rate of growth of a company's earnings and changes in the earnings estimates for a company, as predicted by industry analysts that follow the company.

        In the second step, the managers use a technique called portfolio optimization. In portfolio optimization, the managers use a computer to build a portfolio of stocks that they believe will provide the optimal balance between risk and expected return of the portfolio as measured in the stock ranking completed in the first step. The goal is to create a fund that provides better returns than the S&P Small Cap 600 but without taking on significant additional risk.

        The fund invests primarily in common stocks of companies which, at the time of investment, have market capitalization not greater than that of the largest company in the S&P Small Cap 600 Index. The S&P Small Cap 600 Index is an unmanaged stock index that tracks the performance of equity securities of smaller companies. As of March 31, 1998, the largest company in the index had a market capitalization of approximately $3.7 billion, while the median company in the index had a market capitalization of approximately $554 million.

        The fund may invest in securities other than stocks, such as convertible
     securities,   interest  rate  futures  contracts,  foreign  securities  and short-term instruments.

3. WHAT ARE THE SIGNIFICANT RISKS OF INVESTING IN THE FUND?

     * The value of the fund's shares depends on the value of the stocks and other securities it owns. The value of the individual securities Small Cap Quantitative owns will go up and down depending on the performance of the companies that issued them, general market and economic conditions, and investor confidence.

     * Market performance tends to be cyclical, and in the various cycles, certain investment styles may fall in and out of favor. If the market is not favoring the fund's style, the fund's gains may not be as big as, or its losses may be bigger than, other equity funds using different investment styles.

     * As with all funds, at any given time, the value of your shares of Small Cap Quantitative may be worth more or less than the price you paid. If you sell your shares when the value is less than the price you paid, you will lose money.

     * Although the fund managers invest the fund's assets primarily in U.S. stocks, Small Cap Quantitative can invest in securities of foreign companies. Foreign securities can have certain unique risks, including fluctuations in currency exchange rates, political and economic developments, reduced availability of public information and the fact that foreign issuers are not required to abide by the same financial reporting or regulatory practices as U.S. issuers.


Small Cap Quantitative                            American Century Investments


4. WHAT ARE THE FUND'S FEES AND EXPENSES?

        There are no sales loads, fees or other charges to buy fund shares directly from American Century, to reinvest dividends in additional shares, to exchange into the Investor Class of shares of other American Century funds, or to redeem your shares. The following table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

           ANNUAL FUND OPERATING EXPENSES
           (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

           Management Fee                          0.90%(1)
           Distribution and/or 12b-1 Fees            None
           Other Expenses(2)                         0.01%
           Total Annual Fund Operating Expenses      0.91%

     (1) Based on no assets in the fund. The fund's management fee decreases as fund assets increase. Please consult the fund's Prospectus and Statement of Additional Information for more information on the fund's management fee.

     (2) Other expenses include the fees and expenses of the fund's independent directors, their legal counsel, interest and extraordinary expenses.

           EXAMPLE OF HYPOTHETICAL FUND COSTS

              Assuming you...
              * invest $10,000 in the fund
              * redeem your shares at the end of the periods shown below
              * earn a 5% return each year
              * incur the same fund operating expenses shown above
                ...your cost of investing in the fund would be:

                1 year        3 years      5 years      10 years
              ----------------------------------------------------
                  $93          $289         $502          $1,115

               Of course, actual costs may be higher or lower. Use this example to compare the costs of investing in other funds.


5. WHO ARE THE FUND'S INVESTMENT ADVISOR AND PORTFOLIO MANAGERS?

        American Century Investment Management, Inc. provides investment advisory and management services for the fund. American Century uses teams of portfolio managers, assistant portfolio managers and analysts working together to manage our mutual funds. The portfolio managers on the Small Cap Quantitative team are:

        JOHN SCHNIEDWIND, Senior Vice President and Group Leader--Quantitative Equity, supervises the team that manages the fund.

        KURT BORGWARDT, Vice President, Portfolio Manager and Director of Quantitative Equity Research, joined American Century in 1990, and has managed the quantitative equity research effort since then.

        WILLIAM MARTIN, Vice President and Portfolio Manager, joined American Century in 1989.

6. HOW DO I BUY FUND SHARES?

     *    Complete and return the enclosed application

     *    Call us and exchange shares from another American Century fund

     *    Call us and send your investment by bank wire transfer

        Your initial investment must be $2,500 ($1,000 for traditional IRAs, Roth IRAs and UGMA/UTMA accounts), unless you establish an automatic investment plan of at least $50 per month. If the value of your account falls below the account minimum, your shares may be redeemed involuntarily

7. HOW DO I SELL FUND SHARES?

        You may sell all or part of your fund shares on any business day by writing or calling us. You also may exchange your shares in Equity Growth for shares in nearly 70 other mutual funds offered by American Century. Depending on the options you select when you open your account, some restrictions may apply. For your protection, some redemption requests require a signature guarantee.

8. HOW ARE FUND DISTRIBUTIONS MADE AND TAXED?

        Small Cap Quantitative pays distributions of substantially all of its income quarterly. Distributions from realized capital gains are paid twice a year, generally in March and December. Distributions may be taxable as ordinary income, capital gains, or a combination of the two. Capital gains are taxed at different rates depending on the length of time the fund held the securities that were sold. Distributions are reinvested automatically in additional shares unless you choose another option.


Fund Profile                                           Small Cap Quantitative


9. WHAT SERVICES ARE AVAILABLE?

        American Century offers several ways to make it easier for you to manage your account, such as:

     *    telephone transactions

     *    wire and electronic funds transfers

     *    24-hour Automated Information Line transactions

     *    24-hour online Internet account access and transactions

        You may find more information about these choices in our Investor Services Guide, which you may request by calling us, accessing our Web site or visiting one of our Investor Centers.

        Information contained in our Investor Services Guide pertains to shareholders who invest directly with American Century rather than through an employer-sponsored retirement plan or through a financial intermediary.

        If you own or are considering purchasing fund shares through an employer-sponsored retirement plan or financial intermediary, your ability to purchase shares of the fund, exchange them for shares of other American Century funds, and redeem them will depend on the terms of your plan or financial intermediary. If you have questions about investing in an employer-sponsored retirement plan or through a financial intermediary, call an Institutional Services Representative at 1-800-345-3533.


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[american century logo(reg.sm)]
            American
        Century(reg.tm)

AMERICAN CENTURY INVESTMENTS
P.O. BOX 419200
KANSAS CITY, MISSOURI 64141-6200

WWW.AMERICANCENTURY.COM

INVESTOR SERVICES
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE
1-800-345-8765

INSTITUTIONAL, CORPORATE, KEOGH, SEP/SARSEP,
SIMPLE AND 403(B) SERVICES
1-800-345-3533

TELECOMMUNICATIONS DEVICE FOR THE DEAF
1-800-634-4113 or 816-444-3485

FAX  816-340-7962

SH-BRO-12625   9807                                     Funds Distributor, Inc.
                                 (c) 1998 American Century Services Corporation